Exhibit 99.1
CEO Remarks - 2025 Annual Meeting
Good morning, everyone. Thank you for joining Ally Financial’s annual shareholder’s meeting.
Last week, I celebrated my one-year anniversary as CEO. A common question from shareholders has been: what are the biggest learnings of my first year?
While I’ve learned a lot, my most important takeaway is this:
•What our team has built over the years has created true differentiation in the market
•Ally has a unique business model
•One of the most relevant and differentiated brands in the industry; and
•Our culture ranks in the top 10% of employers globally1, enabling us to attract and retain incredible talent.
We have clear competitive advantages in our three core franchises — dealer financial services, deposits, and corporate finance — and have built the relevant scale, strong relationships, and competitive advantages needed to win in these markets.
Having spent nearly my whole career in banking, I’ve long respected the impressive story of how Ally transformed from a captive auto lender to the nation’s largest all-digital bank, a leading auto lender, and a long-standing corporate finance provider.
And the more I dig into these three market-leading franchises from the inside, the more I realize we have tremendous runway to grow.
If you look at the performance of these three franchises in 2024 alone:
•Our auto finance business processed a record-breaking number of auto applications
•Our consumer bank celebrated its 15th consecutive year of customer growth; and
•Corporate finance achieved its highest annual earnings in 25 years.
These core businesses have momentum heading into this year, and 2025 is off to a strong start. As we shared on the earnings call last month, during the first quarter:
•Our auto finance business achieved our highest quarterly application volume ever and originated loans at strong risk-adjusted margins
•Our consumer bank saw strong flows from existing deposit customers, enabling us to reduce liquid savings rates despite no move in Fed Funds since mid-December; and
•Credit quality trends remain encouraging.
Beyond our core businesses, we also broke another record in 2024 for giving back to our communities2 in employee volunteer hours as we work to reduce barriers to economic mobility through financial education, affordable housing, and workforce preparedness. This is one of many reasons we were recognized as a “Brand That Matters” by Fast Company for the third year in a row, the only financial services brand to achieve this consecutive distinction.
As we enter the next chapter of our company’s history, we’re transforming Ally into a stronger institution — one that is better positioned structurally, competitively, and financially. To get there, it will take focus — understanding that sometimes doing fewer things exceptionally matters more.
That’s why our new, focused strategy centers on what we do best and where we have a long runway to grow — our three core franchises:
•We’re the largest bank auto lender, yet we handle only around 5% of auto originations3
•We’re the largest all-digital bank in the U.S., yet have only 1% of the market; and
•Our corporate finance team has an incredible track record with a loss rate of less than 50 bps since our IPO4, yet we’re far less than 1% of the market.
1 Ally’s score for 2024 was 83 versus benchmark of 76.
2 61,000 hours is a record for Ally.
3 There was $704.0 billion of U.S. automotive loans (new and used) originated in 2024 and Ally originated $39.2 billion of them.
4 Corporate finance net charge-off rate for 2024 was 0.27%.

Exhibit 99.1
The takeaway is clear: we have tremendous runway to capture accretive business and our focused business strategy positions us to do just that. We are committed to further investing in these areas for sustainable growth and long-term success as we see meaningful opportunities for accretive, organic expansion.
Coupled with disciplined expense and capital management, we continue to see a clear path to attractive returns given the strength of these franchises. With this clarity of purpose and a commitment to our objectives, we are well-positioned to execute and deliver meaningful shareholder value.
Before I close, I want to take a moment to recognize our Board.
Our Board has provided invaluable guidance during my first year as CEO, which has been crucial in steering our company for success. As our chairman noted, following today’s meeting, Ken Bacon will be retiring from our Board and I’d like to thank Ken for his leadership. I would also like to welcome Michelle Goldberg to the Board.
As I wrap up, here are the takeaways for our shareholders:
•We have a strong balance sheet foundation based on our three core franchises
•a differentiated business model, brand, and culture
•a remarkable team of engaged associates
•and a focused brand strategy.
•Even in the face of ongoing macroeconomic uncertainty, we are well-positioned to adapt, overcome challenges, and execute our strategy.
For these reasons and more, I remain confident in our ability to deliver strong, sustainable shareholder returns. I’m incredibly optimistic about our future and grateful to lead such an engaged team with focus and purpose.
Thank you to the board of directors and my executive team for their trust and support as we enter Ally’s next chapter of focused growth.
Thank you to my Ally teammates for commitment and passion for serving our customers.
And thank you to our shareholders for your investment in Ally.

Exhibit 99.1
Forward-Looking Statements and Additional Information
The foregoing remarks and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the foregoing remarks or related communication.
The foregoing remarks and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future.
Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.
Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.